UNITED STATES SECURITIES AND
EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 OR 15(d) of The Securities Exchange Act of 1934

Date of Report (Date of earliest event reported) December 23, 2004

GLOBAL INNOVATIVE SYSTEMS, INC.
(Exact name of registrant as specified in its charter)

Nevada
(State or other jurisdiction of incorporation)

000-30299
(Commission File Number)

98-0217653
(IRS Employer Identification No.)

2114 Nanton Avenue, Vancouver , British Columbia V6L 3C7 Canada
(Address of principal executive offices and Zip Code)

Registrant's telephone number, including area code 604.737.6030

N/A
(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[ ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 7.01. Regulation FD Disclosure

On December 23, 2004, we effected a four for one forward stock split with the Secretary of State of Nevada. The Certificate of Change effecting the four for one forward stock split was filed with the Secretary of State of Nevada on December 23, 2004 and took effect with the Non-NASDAQ Over-the-Counter Bulletin Board at the opening for trading on January 3, 2005 under the new stock symbol “GBSY”. The Corporation’s new CUSIP number is 37938W 30 6.

Item 9.01. Financial Statements and Exhibits.

3.1 Certificate of Change.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

GLOBAL INNOVATIVE SYSTEMS, INC.

/s/ William McGinty
William McGinty, President

Date: January 5, 2005